Supplement dated November 15, 2024
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia ETF Trust I
Columbia Semiconductor and Technology ETF (the Fund)	3/1/2024
At a meeting on November 15, 2024, the Fund’s Board of Trustees (the Board) approved:
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changes to the Fund’s name and Principal Investment Strategies, including the Fund’s 80% investment policy (changing from investing at least 80% of its net assets in securities of semiconductor, semiconductor equipment and related technology companies, to investing at least 80% of its net assets in technology and technology-related companies);
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changing a current Fund benchmark, the PHLX Semiconductor Sector Index, to the S&P Global 1200 Information Technology Index (Net), as well as adding the MSCI ACWI (Net) (the Fund will continue to include the S&P 500 TR Index);
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changing the Fund from an ETF that does not disclose its portfolio holdings daily (a semi-transparent ETF) to an ETF that discloses its portfolio holdings daily (a daily holdings-disclosing ETF); and
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a change, subject to Fund shareholder approval, to the Fund’s industry concentration policy (from investing at least 25% of the Fund’s total assets in issuers principally engaged in the semiconductor and semiconductor equipment industry, to investing at least 25% of the Fund’s total assets in issuers principally engaged in the technology and related group of industries) (the Industry Concentration Policy Change).
Each of the above Board-approved changes to the Fund, including the Industry Concentration Policy Change if approved by Fund shareholders at a special meeting of shareholders to be held on January 30, 2025 (as more fully described in a proxy statement to be filed with the Securities and Exchange Commission), will take effect after the close of the NYSE Arca on February 27, 2025 (the Effective Date). The Industry Concentration Policy Change, if not approved by Fund shareholders on or before the Effective Date, will not prevent any of the other above-described Board-approved changes from taking effect on the Effective Date. There is no change to the Fund’s ticker symbol (SEMI).
More information about the Industry Concentration Policy Change will be included in proxy materials to be mailed to Fund shareholders holding Fund shares as of November 20, 2024.
Accordingly, as of the Effective Date, the changes described in this Supplement are hereby made to the Fund's Prospectus.
On the Effective Date, the Fund's name will change as indicated in the table below. Accordingly, on the Effective Date, all references to the Current Fund Name in the Prospectus are hereby deleted and replaced with the New Fund Name.
Current Fund Name	New Fund Name
Columbia Semiconductor and Technology ETF	Columbia Select Technology ETF
On the Effective Date, in connection with the changes approved by the Board, the following sections of the Fund's Prospectus are hereby revised:
Cover Page
The subheader "This ETF is different from traditional ETFs" and the information thereunder, except for the last two paragraphs are hereby deleted.
Summary of the Fund
The information under the subsection "Principal Investment Strategies" in the “Summary of the Fund" section of the Prospectus is hereby superseded and replaced in its entirety with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks, and securities convertible into common or preferred stocks) of technology and technology-related companies.
For these purposes, technology and technology-related companies in which the Fund invests are companies operating in the information technology, communications services, and consumer discretionary sectors, as well as other related industries, applying a global industry classification standard, or, in the opinion of the Fund’s investment manager, using technology extensively to improve their business processes, applications, and opportunities or seeking to grow through technological developments and innovations. Applying the same principle, technology companies include companies in technology-related industries or sectors, such as the financials, healthcare, media,
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consumer electronics, semi-conductor, internet commerce and advertising, environmental, aerospace and defense industries and sectors. The Fund may invest in companies of any size. The Fund may invest a significant amount of its assets in smaller companies.  The Fund has a policy of investing at least 25% of its assets in securities of issuers principally engaged in technology and related group of industries.
The Fund may invest in foreign companies indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies.
The Fund’s portfolio managers use extensive in-depth research into specific companies to find those companies that they believe offer significant prospects for future growth. The Fund typically employs a focused portfolio investing style, generally holding between 30 and 50 securities. However, the Fund may at any time hold fewer or more securities than the range noted.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The information under the subsection "Principal Risks" in the "Summary of the Fund” section is hereby revised to delete Tracking Basket Structure Risk in the lead-in paragraph, to add Portfolio Turnover, Frequent Trading and Tax Risk, to delete Arbitrage Risk, and to replace Active Management Risk, Authorized Participant Concentration Risk, Early/Late Close/Trading Halt Risk, Market Price Relative to NAV Risk and Secondary Market Trading Risk with the following:
Active Management Risk. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability, including relative to other ETFs.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Early/Late Close/Trading Halt Risk.  An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs. The Investment Manager cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
Portfolio Turnover, Frequent Trading and Tax Risk. The Fund may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies and, as relevant, could generate taxable events for the Fund and its shareholders. The Fund cannot carry back or carry forward any net operating losses (defined as ordinary deductions in excess of ordinary income for the year) and cannot use capital loss carryforwards to offset ordinary income. A high volume of frequent trading of investments increases the possibility that the Fund will generate capital gains. Both short-term capital gains and net ordinary gains are distributed as ordinary income and are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes, which could reduce the Fund’s after-tax return for shareholders owning Fund shares in taxable accounts. These trading strategies can mean higher brokerage and other transaction costs. The costs and tax effects associated with such trading strategies may adversely affect the Fund’s after-tax performance. In February 2025, the Fund is expected to change its Principal Investment Strategies, which may result in increased portfolio turnover relative to the Fund’s strategy in place prior to this change.
Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares.

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The information under the subsection "Performance Information” in the "Summary of the Fund" section of the Prospectus is hereby revised to add the following:
Effective February 28, 2025, the Fund's Principal Investment Strategies, including its 80% policy were changed from a semiconductor, semiconductor equipment and related technology companies investment mandate to a broader technology and technology-related companies investment mandate (the Strategy Change).
Effective February 28, 2025 (Index Change Date), the Fund compares its performance to that of the S&P Global 1200 Information Technology Index (Net) and the MSCI ACWI (Net) (collectively, the New Indexes). Prior to the Index Change Date, the Fund compared its performance to that of the PHLX Semiconductor Sector Index (the Former Index). The Fund’s investment manager believes the New Indexes provide a more appropriate basis for comparing the Fund's performance in light of the changes made to the Fund's Principal Investment Strategies. The returns of the Former Index will be shown for a one-year transition period.
The Fund’s performance prior to the Strategy Change reflects returns achieved according to different Principal Investment Strategies. If the Strategy Change had been in place for the prior periods, results shown may have been different.
The first paragraph under the subsection "Purchase and Sale of Fund Shares" is hereby revised to read as follows:
The Fund issues and redeems shares only through Authorized Participants (intermediaries, typically broker-dealers who have executed an agreement with the Fund's distributor that governs transactions in Fund creation units) in large blocks of shares, typically 25,000 shares, called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Except when aggregated in Creation Units, the Fund shares are not redeemable securities of the Fund.
More Information About the Fund
The information under the subsection “Principal Investment Strategies” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced in its entirety with the following:
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks, and securities convertible into common or preferred stocks) of technology and technology-related companies.
For these purposes, technology and technology-related companies in which the Fund invests are companies operating in the information technology, communications services, and consumer discretionary sectors, as well as other related industries, applying a global industry classification standard, or, in the opinion of the Fund’s investment manager, using technology extensively to improve their business processes, applications, and opportunities or seeking to grow through technological developments and innovations. Applying the same principle, technology companies include companies in technology-related industries or sectors, such as the financials, healthcare, media, consumer electronics, semi-conductor, internet commerce and advertising, environmental, aerospace and defense industries and sectors. The Fund may invest in companies of any size. The Fund may invest a significant amount of its assets in smaller companies.  The Fund has a policy of investing at least 25% of its assets in securities of issuers principally engaged in technology and related group of industries.
The Fund may invest in foreign companies indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies.
The Fund’s portfolio managers use extensive in-depth research into specific companies to find those companies that they believe offer significant prospects for future growth. The Fund typically employs a focused portfolio investing style, generally holding between 30 and 50 securities. However, the Fund may at any time hold fewer or more securities than the range noted.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Columbia Management Investment Advisers, LLC (the Investment Manager) evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Investment Manager considers, among other factors:
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Companies that have or that the Investment Manager believes will develop products, processes or services that will provide significant technological improvements, advances or developments;
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Companies that the Investment Manager expects to benefit from their extensive reliance on technology in connection with their operations and services;
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Companies from technology-related industries and other industries that may benefit from technological developments; or
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Companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts.

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The Investment Manager may sell a security when the security’s price reaches a target set by the Investment Manager; if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects; if other investments are more attractive; or for other reasons.
The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.
The information under the subsection “Principal Risks” in the “More Information About the Fund” section is hereby revised to delete Tracking Basket Structure Risk in the lead-in paragraph, to add Portfolio Turnover, Frequent Trading and Tax Risk,to delete Arbitrage Risk, and to replace Active Management Risk, Authorized Participant Concentration Risk, Early/Late Close/Trading Halt Risk, Market Price Relative to NAV Risk and Secondary Market Trading Risk with the following:
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that seek to achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability, including relative to other ETFs.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Early/Late Close/Trading Halt Risk.  An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs. The Investment Manager cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
Portfolio Turnover, Frequent Trading and Tax Risk. The Fund may actively and frequently trade investments in the Fund’s portfolio to carry out its investment strategies and, as relevant, could generate taxable events for the Fund and its shareholders. The Fund cannot carry back or carry forward any net operating losses (defined as ordinary deductions in excess of ordinary income for the year) and cannot use capital loss carryforwards to offset ordinary income. A high volume of frequent trading of investments increases the possibility that the Fund will generate capital gains. Both short-term capital gains and net ordinary gains are distributed as ordinary income and are generally taxable to shareholders at higher rates than long-term capital gains for U.S. federal income tax purposes, which could reduce the Fund’s after-tax return for shareholders owning Fund shares in taxable accounts. These trading strategies can mean higher brokerage and other transaction costs. The costs and tax effects associated with such trading strategies may adversely affect the Fund’s after-tax performance. In February 2025, the Fund is expected to change its Principal Investment Strategies, which may result in increased portfolio turnover relative to the Fund’s strategy in place prior to this change.
Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the bid price) and the price at which an investor is willing to sell Fund shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause widening of bid/ask spreads.

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The first paragraph under “How the Fund Differs from Traditional Mutual Funds – Redeemability” is hereby replaced in its entirety with the following:
Redeemability. Traditional mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV typically calculated once at the end of each business day. Shares of an ETF, by contrast, cannot be purchased from or redeemed with the ETF except by or through Authorized Participants, and then typically for an in-kind basket of securities. Except when aggregated in Creation Units, the Fund shares are not redeemable securities of the Fund. In addition, ETFs issue and redeem shares on a continuous basis only in large blocks of shares, typically 25,000 shares (which is the case for the Fund), called Creation Units.
The subsection “How the Fund Differs from ETFs that Disclose their Portfolio Holdings Daily” is hereby deleted in its entirety.
The heading "Permissible Investments and Other Policies" is hereby replaced with "Additional Investment Strategies and Policies." All information under the former heading "Permissible Investments and Other Policies" is restated as follows:
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated government money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
The Fund may not achieve its investment objective while it is investing defensively. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.
Other Strategic and Investment Measures
The Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in exchange-traded futures contracts for various purposes, including among others, in seeking to reduce investment exposures, or in seeking to achieve indirect investment exposures, to a sector, country, region or currency where the Investment Manager believes such positioning is appropriate. The Fund may take such portfolio positions for as long a period as deemed necessary. While the Fund is so positioned, the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.
20% Asset Policy
In addition to any instruments mentioned in the Fund’s principal investment strategies, the Fund may invest up to 20% of its net assets in derivatives, including forward contracts (including forward foreign currency contracts), futures (including equity futures and index futures), options (including options on futures) and swaps (including portfolio and total return swaps), as well as cash, cash equivalents and money market instruments, such as repurchase agreements and money market funds (including affiliated money market funds).
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus or as otherwise required by the Investment Company Act of 1940, as amended (the 1940 Act), the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund's investment in the security or asset.
Holding Other Kinds of Investments
The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com/etfs.
Transactions in Derivatives
The Fund may enter into derivative transactions. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the Secured Overnight Financing Rate (commonly known as SOFR)) or market indices (such as the Standard & Poor’s 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities

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transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences.  The use of derivatives may also increase the amount of taxes payable by shareholders holding shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. The U.S. government and the European Union (and some other jurisdictions) have enacted regulations and similar requirements that prescribe clearing, margin, reporting and registration requirements for participants in the derivatives market. These requirements are evolving and their ultimate impact on the Fund remains unclear, but such impact could include restricting and/or imposing significant costs or other burdens upon the Fund’s participation in derivatives transactions. Additionally, regulations governing the use of derivatives by registered investment companies, such as the Fund, require, among other things, that a fund that invests in derivative instruments beyond a specified limited amount apply a value-at-risk-based limit to its portfolio and establish a comprehensive derivatives risk management program. As of the date of this prospectus, the Fund is not required to maintain a comprehensive derivatives risk management program given its more limited use of derivatives. For more information on the risks of derivative investments and strategies, see the SAI.
Affiliated Funds Investing in the Fund
The Investment Manager or an affiliate serves as investment adviser to funds using the Columbia brand (Columbia Funds), including those that are structured as “fund-of-funds”, and provides asset-allocation services to (i) shareholders by investing in shares of other Columbia Funds, which may include the Fund (collectively referred to in this section as Underlying Funds), and (ii) discretionary managed accounts (collectively referred to as affiliated products) that invest exclusively in Underlying Funds. These affiliated products, individually or collectively, may own a significant percentage of the outstanding shares of one or more Underlying Funds, and the Investment Manager seeks to balance potential conflicts of interest between the affiliated products and the Underlying Funds in which they invest. The affiliated products’ investment in the Underlying Funds may have the effect of creating economies of scale, possibly resulting in lower expense ratios for the Underlying Funds, because the affiliated products may own substantial portions of the shares of Underlying Funds. However, redemption of Underlying Fund shares by one or more affiliated products could cause the expense ratio of an Underlying Fund to increase, as its fixed costs would be spread over a smaller asset base. Because of large positions of certain affiliated products, the Underlying Funds may experience relatively large inflows and outflows of cash due to affiliated products’ purchases and sales of Underlying Fund shares. Although the Investment Manager or its affiliate may seek to minimize the impact of these transactions where possible, for example, by structuring them over a reasonable period of time or through other measures, Underlying Funds may experience increased expenses as they buy and sell portfolio securities to manage the cash flow effect related to these transactions. Further, when the Investment Manager or its affiliate structures transactions over a reasonable period of time in order to manage the potential impact of the buy and sell decisions for the affiliated products, those affiliated products, including funds-of-funds, may pay more or less (for purchase activity), or receive more or less (for redemption activity), for shares of the Underlying Funds than if the transactions were executed in one transaction. In addition, substantial redemptions by affiliated products within a short period of time could require the Underlying Fund to liquidate positions more rapidly than would otherwise be desirable, which may have the effect of reducing or eliminating potential gain or causing it to realize a loss. In order to meet such redemptions, an Underlying Fund may be forced to sell its liquid (or more liquid) positions, leaving the Underlying Fund holding, post-redemption, a relatively larger position in illiquid investments (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment) or less liquid securities. Substantial redemptions may also adversely affect the ability of the Underlying Fund to implement its investment strategy. The Investment Manager or its affiliate also has a conflict of interest in determining the allocation of affiliated products’ assets among the Underlying Funds, as it earns different fees from the various Underlying Funds.
Investing in Money Market Funds
The Fund may invest cash in, or hold as collateral for certain investments, shares of registered or unregistered money market funds, including funds advised by the Investment Manager or its affiliates. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Fund Website and Disclosure of Portfolio Holdings
Information about the Fund may be found at columbiathreadneedleus.com/etfs. Among other things, this website includes the Summary Prospectus, this prospectus and the SAI, the Fund’s annual and semiannual reports and information on the Fund’s net asset value, market price, premiums/discounts, and bid-ask spreads, among other information.

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Each day the Fund is open for business, it publicly disseminates the Fund’s full portfolio holdings as of the close of the previous business day through its website at columbiathreadneedleus.com/etfs. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which may be delivered in exchange for purchases and redemptions of Creation Units as discussed below and in the SAI, are publicly disseminated each business day prior to the opening of trading on the Exchange via the National Securities Clearing Corporation (NSCC).
Additional Information on Portfolio Turnover
A fund that replaces, or turns over, more than 100% of its investments in a year may be considered to have a high portfolio turnover rate. A high portfolio turnover rate can generate larger distributions of short-term capital gains to shareholders, which for individuals are generally taxable at higher rates than long-term capital gains for U.S. federal income tax purposes. Also, a high portfolio turnover rate can mean higher brokerage commissions and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions and other transaction costs will have on its returns. The Fund may sell securities regardless of how long they’ve been held. A higher portfolio turnover rate may reduce the relative potential tax efficiency of the Fund compared with traditional mutual funds except potentially in cases where accomplished through redemptions in kind. You'll find the Fund's portfolio turnover rate for its most recent fiscal period in the Fees and Expenses of the Fund — Portfolio Turnover section of this prospectus and portfolio turnover rates for the past five years or since inception, if the Fund has been in operation for less than five years, in the Financial Highlights section of this prospectus.
Buying and Selling Fund Shares
The following is hereby added at the end of the first paragraph under "Buying and Selling Shares on the Secondary Market":
The Fund accommodates frequent purchases and redemptions of Creation Units by Authorized Participants and does not place a limit on purchases or redemptions of Creation Units by these investors. The Fund reserves the right, but does not have the obligation, to reject any purchase or redemption transaction at any time. With respect to foreign common stocks, the Fund may pay redemption proceeds more than seven (but no more than fifteen) calendar days after the Fund’s shares are tendered for redemption as a result of local market holidays.
The information about Share Trading Prices is hereby revised to add the following:
The Exchange or another market information provider intends to disseminate the approximate value of the Fund’s portfolio every fifteen seconds. This approximate value should not be viewed as a “real-time” update of the NAV of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The quotations for certain investments may not be updated during U.S. trading hours if such holdings do not trade in the U.S., except such quotations may be updated to reflect currency fluctuations. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate values and makes no warranty as to the accuracy of these values.
The following section is hereby added to the Fund's Prospectus:
Premium/Discount Information
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at columbiathreadneedleus.com/etfs.
Back Cover
The following sentence will be added:
Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found on the Fund's website at columbiathreadneedleus.com/etfs.
Shareholders should retain this Supplement for future reference.

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